UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2014

Neff Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-198559	30-0843609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400 Miami, FL 33178	33178
(Address of Principal Executive Offices)	(Zip Code)

(305) 513-3350

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

On November 26, 2014, Neff Corporation (the “Company”) closed its initial public offering (“IPO”) of 10,476,190 shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), at an offering price of $15.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-195695), as amended (the “Registration Statement”).  In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•                  A Tax Receivable Agreement, dated November 26, 2014, by and among the Company, Wayzata Opportunities Fund II, L.P., a Delaware limited partnership (“Wayzata”), Wayzata Opportunities Fund Offshore II, L.P., a Cayman Islands limited partnership (“Wayzata Offshore” and, together with Wayzata, the “Wayzata Funds”), each other person identified on the schedule of investors attached thereto under the caption “LLC Option Holders” and Mark Irion as the management representative, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•                  A Registration Rights Agreement, dated November 26, 2014, by and among the Company, the Wayzata Funds and each other person identified on the schedule of investors attached thereto under the caption “LLC Option Holders”, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference; and

•                  In its capacity as sole managing member, a Second Amended and Restated Limited Liability Company Agreement of Neff Holdings LLC, dated November 26, 2014, between Neff Holdings LLC and its Members (as defined therein, including the Company), a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described in the Registration Statement.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company converted the Wayzata Funds’ equity interests in the Company into 14,951,625 shares of Class B common stock (the “Class B Common Stock”).  Holders of our Class A Common Stock and Class B Common Stock will vote together as a single class on all matters presented to stockholders for their vote or approval, except as otherwise required by law.  Each share of Class A Common Stock and Class B Common Stock will entitle its holder to one vote per share on all such matters.  The description in Item 5.03 below of the Certificate of Incorporation is incorporated herein by reference.  The issuance of the Class B Common Stock was made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the closing of the IPO, the Company entered into the following employment agreements previously filed as exhibits to the Registration Statement:

•      An Amended and Restated Employment Agreement, dated November 20, 2014, by and between Graham Hood and the Company, a copy of which is filed as Exhibit 10.25 to this Current Report on Form 8-K; and

•      An Amended and Restated Employment Agreement, dated November 20, 2014, by and between Mark Irion and the Company, a copy of which is filed as Exhibit 10.27 to this Current Report on Form 8-K.

The terms of these employment agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described in the Registration Statement.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On November 26, 2014, immediately prior to the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on November 26, 2014.  A description of the Certificate of Incorporation is contained in the section of the Registration Statement entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On November 26, 2014, immediately prior to the closing of the IPO, the Company amended and restated its Bylaws (as amended and restated, the “By-laws”).  A description of the By-laws is contained in the section of the Registration Statement entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the By-laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of Neff Corporation
3.2*	Amended and Restated Bylaws of Neff Corporation
10.1*

Tax Receivable Agreement, dated November 26, 2014, by and among Neff Corporation, Wayzata Opportunities Fund II, L.P., Wayzata Opportunities Fund Offshore II, L.P., each other person identified on the schedule of investors attached thereto under the caption “LLC Option Holders” and Mark Irion as the management representative

10.2*

Registration Rights Agreement, dated November 26, 2014, by and among Neff Corporation, Wayzata Opportunities Fund II, L.P., Wayzata Opportunities Fund Offshore II, L.P. and each other person identified on the schedule of investors attached thereto under the caption “LLC Option Holders”

10.4*	Second Amended and Restated Limited Liability Company Agreement of Neff Holdings LLC, dated November 26, 2014, between Neff Holdings LLC and its Members
10.25*	Amended and Restated Employment Agreement, dated November 20, 2014, by and between Graham Hood and Neff Corporation
10.27*	Amended and Restated Employment Agreement, dated November 20, 2014, by and between Mark Irion and Neff Corporation

*   Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEFF CORPORATION

By:	/s/ MARK IRION
Name:	Mark Irion
Title:	Chief Financial Officer

Date: December 2, 2014

INDEX TO EXHIBITS

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of Neff Corporation
3.2*	Amended and Restated Bylaws of Neff Corporation
10.1*

Tax Receivable Agreement, dated November 26, 2014, by and among Neff Corporation, Wayzata Opportunities Fund II, L.P., Wayzata Opportunities Fund Offshore II, L.P., each other person identified on the schedule of investors attached thereto under the caption “LLC Option Holders” and Mark Irion as the management representative

10.2*

Registration Rights Agreement, dated November 26, 2014, by and among Neff Corporation, Wayzata Opportunities Fund II, L.P., Wayzata Opportunities Fund Offshore II, L.P. and each other person identified on the schedule of investors attached thereto under the caption “LLC Option Holders”

10.4*	Second Amended and Restated Limited Liability Company Agreement of Neff Holdings LLC, dated November 26, 2014, between Neff Holdings LLC and its Members
10.25*	Amended and Restated Employment Agreement, dated November 20, 2014, by and between Graham Hood and Neff Corporation
10.27*	Amended and Restated Employment Agreement, dated November 20, 2014, by and between Mark Irion and Neff Corporation

* Filed herewith.